                                                                    Exhibit 10.3


                                 HEALTHSOUTH(R)


June 4, 1999



Mr. Hans C. Mueller, Chairman and CEO
Coastal Community Bank (in organization)
Coastal BHC, Inc.
225 Palm Avenue
Miami Beach, Florida 33139

RE:      OPTION TO SUBLEASE SPACE AT 8700 NORTH KENDALL DRIVE, MIAMI, FLORIDA

Dear Mr. Mueller:

This letter is intended to memorialize the agreement between HEALTHSOUTH Corporation ("HEALTHSOUTH") and Coastal BHC, Inc. ("Holding Company") on behalf of Coastal Community Bank (in organization) ("Bank") with respect to the option to sublease commercial office space. As you know, HEALTHSOUTH currently leases 14,000 square feet commercial space on the first floor of the Lennar Medical Center, 8700 North Kendall Drive, Miami, Florida from MCH Properties, Inc. ("MCH"). The Holding Company on behalf of the Bank wishes to sublease 4,600 square feet of HEALTHSOUTH's space for use as a main office of the Bank ("Premises").

HEALTHSOUTH, hereby grants to the Holding Company on behalf of the Bank, an option to sublease the Premises beginning on the first day of June, 1999 and ending on the fourteenth (14th) day of September, 1999 ("Option Period") subject to the following conditions:

         o The Bank obtains the necessary federal and state regulatory approvals to operate as a Florida state chartered commercial bank.
         o The lease between HEALTHSOUTH and MCH is in full force and effect.
         o    MCH consents to the sublease of the Premises.
         o The Holding Company on behalf of the Bank obtains all necessary Miami-Dade County planning and zoning approvals to operate the proposed bank on the Premises.
         o Before the expiration of' the Option Period, HEALTHSOUTH and the Holding Company on behalf of the Bank shall enter into a written sublease agreement in form, terms, and

                 ONE HEALTHSOUTH PARKWAY O BIRMINGHAM, AL 35243

                                  205 967-7116
                           HTTP://WWW.HEALTHSOUTH.COM

                                      HRC
                                      NYSE

Mr. Hans C. Mueller
June 4, 1999
Page 2

              conditions, and substance mutually satisfactory to HEALTHSOUTH, the Holding Company on behalf of the Bank, and MCH.

This Option, if not accepted, will be automatically withdrawn and considered null and void ten (10) days after the date hereof.

Sincerely,

HEALTHSOUTH Corporation

/s/ Thomas J. Perri

Thomas J. Perri
Regional Director
Real Estate

TJP/

Agreed and Accepted this 14th of June, 1999



                  By: /s/ Hans C. Mueller
                      -------------------------------
                  Its: /s/ Chairman & Ceo & Pres.
                       ------------------------------


cc:  Rick Byrd